Echibit 99.2

                                  Agway Inc.
                                  Chapter 11
                      Case No. 02-65872 through 02-65877
                           Month of: February 2004

                            CERTIFICATION OF PREPARER


The accompanying unaudited consolidated and consolidating balance sheets and income statements are prepared by Company management in conformity with generally accepted accounting principles in the United States of America on a going concern basis, with the possible exception of accounting for the settlement and curtailment of retiree benefits recognized during prior periods. The Company has not made adjustments to reflect the probable liquidation of the Company. The most significant such adjustment would record unrecognized net actuarial losses with respect to the pension plan and any excise tax payable on any remaining net gain from the termination of the pension plan. As of June 30, 2003, the recognized net pension asset approximated $180 million, while the unrecognized net actuarial losses approximated $125 million. The unrecognized actuarial loss is typically only calculated annually but varies each month and would be material if recognized currently.

Subject to the foregoing, the undersigned, having prepared the accompanying reports, certifies under penalty of perjury that the information continued therein is complete, accurate and truthful on the basis upon which they were prepared to the best of my knowledge.



April 19, 2004                            /s/ JOHN F. FEENEY
--------------                            --------------------
Date                                      Signature of Preparer

                                          John F. Feeney
                                          Agway Inc.
                                          Corporate Controller
                                          333 Butternut Drive
                                          Dewitt, NY  13214
                                          (315) 449-7446

                        AGWAY INC. CONSOLIDATED
                             BALANCE SHEET
                             FEBRUARY 2004

                                                                LAST          LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
    272,222               Cash and Equivalents                 274,742               2,520
     23,886         Trade and Notes Receivable, Net             24,326                 440
      2,738          Advances and Other Receivables              2,906                 168
      8,166                   Inventories                        8,373                 207
      1,519                 Prepaid Expenses                     2,813               1,294
      1,995               Other Current Assets                   2,207                 212
------------                                                 ----------     ---------------

    310,526               Total Current Assets                 315,367               4,841

      3,066            Other Security Investments                3,182                 116
      7,690         Property, Plant & Equipment, Net             8,471                 781
    173,018                Net Pension Asset                   174,836               1,818
     99,525             Other Long - Term Assets               102,882               3,357
------------                                                 ----------     ---------------
    593,825                   Total Assets                     604,738              10,913
============                                                 ==========     ===============


         40      Current Installment of Subordinated Debt           40                   -
         38      Current Installment of Long-Term Debt              38                   -
      2,788             Accounts Payable - Trade                 3,003                (215)
      9,018             Accounts Payable - Other                12,047              (3,029)
     25,263       Accrued & Other Current Liabilities           23,226               2,037
------------                                                 ----------     ---------------
     37,147             Total Current Liabilites                38,354              (1,207)

     45,526           Other Long -Term Liabilities              45,469                  57
------------                                                 ----------     ---------------
     45,526           Total Long -Term Liabilities              45,469                  57

    514,930        Liabilities Subject to Compromise           515,178                (248)
     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (34,492)                Retained Margins                   (24,977)             (9,515)
     (3,694)                  Other Equity                      (3,694)                  -
------------                                                 ----------     ---------------
     (3,778)                  Total Equity                       5,737              (9,515)
------------                                                 ----------     ---------------
    593,825           Total Liabilities and Equity             604,738             (10,913)
============                                                 ==========     ===============

                                 DEBTOR
                             BALANCE SHEET
                             FEBRUARY 2004

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     71,716               Cash and Equivalents                  67,345              (4,371)
     20,727         Trade and Notes Receivable, Net             21,167                 440
        926          Advances and Other Receivables              1,892                 966
      8,166                   Inventories                        8,373                 207
      1,346                 Prepaid Expenses                     1,535                 189
     (2,895)              Deferred Income Tax                   (2,895)                  -
      2,146               Other Current Assets                   2,207                  61
------------                                                 ----------     ---------------

    102,132               Total Current Assets                  99,624              (2,508)

    134,938            Other Security Investments              134,904                 (34)
      7,690         Property, Plant & Equipment, Net             8,471                 781
    173,018                Net Pension Asset                   174,836               1,818
     64,105             Other Long - Term Assets                67,461               3,356
------------                                                 ----------     ---------------
    481,883                   Total Assets                     485,296               3,413
============                                                 ==========     ===============

         38      Current Installment of Long-Term Debt              38                   -
      1,685             Accounts Payable - Trade                 2,011                (326)
      8,810             Accounts Payable - Other                 4,451               4,359
    (38,037)      Accrued & Other Current Liabilities          (40,236)              2,199
------------                                                 ----------     ---------------
    (27,504)            Total Current Liabilites               (33,736)              6,232

      4,441           Other Long -Term Liabilities               4,385                  56
------------                                                 ----------     ---------------
      4,441           Total Long -Term Liabilities               4,385                  56

    514,930        Liabilities Subject to Compromise           515,178                (248)
     (7,310)             Net Operating Advance                  (6,748)               (562)

     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (33,388)                Retained Margins                   (24,497)             (8,891)
     (3,694)                  Other Equity                      (3,694)                  -
------------                                                 ----------     ---------------
     (2,674)                  Total Equity                       6,217              (8,891)

------------                                                 ----------     ---------------
    481,883           Total Liabilities and Equity             485,296              (3,413)
============                                                 ==========     ===============


                             TOTAL RESIDUAL
                             BALANCE SHEET
                             FEBRUARY 2004

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
    203,850               Cash and Equivalents                 210,807               6,957
      4,618         Trade and Notes Receivable, Net              4,762                 144
      1,812          Advances and Other Receivables              1,014                (798)
        172                 Prepaid Expenses                     1,278               1,106
      2,895               Deferred Income Tax                    2,895                   -
      1,959               Other Current Assets                   2,108                 149
------------                                                 ----------     ---------------

    215,306               Total Current Assets                 222,864               7,558

      1,518         Property, Plant & Equipment, Net             1,529                  11
     36,421             Other Long - Term Assets                36,421                   -
------------                                                 ----------     ---------------
    253,245                   Total Assets                     260,814               7,569
============                                                 ==========     ===============

         40      Current Installment of Subordinated Debt           40                   -
      1,068             Accounts Payable - Trade                   956                 112
        209             Accounts Payable - Other                 7,596              (7,387)
     74,219       Accrued & Other Current Liabilities           74,366                (147)
------------                                                 ----------     ---------------
     75,536             Total Current Liabilites                82,958              (7,422)

     41,260           Other Long -Term Liabilities              41,258                   2
------------                                                 ----------     ---------------
     41,260           Total Long -Term Liabilities              41,258                   2

     30,519        Liabilities Subject to Compromise            25,379               5,140
     77,989              Net Operating Advance                  82,805              (4,816)

      3,502                   Common Stock                       3,502                   -
     42,895            Additional Paid-in-Capital               42,895                   -
    (50,456)                Retained Margins                   (49,983)               (473)
     32,000                   Other Equity                      32,000                   -
------------                                                 ----------     ---------------
     27,941                   Total Equity                      28,414                (473)

------------                                                 ----------     ---------------
    253,245           Total Liabilities and Equity             260,814              (7,569)
============                                                 ==========     ===============

                             AGWAY INC. CONSOLIDATED
                           CONSOLIDATING BALANCE SHEET
                                  FEBRUARY 2004

                                                                                                             ELIMS &
                                             AG         CPG      ENERGY     TELMARK     INSUR.      CORP      OTHER     CONSOL
                                          ----------  --------   --------   --------   ---------   -------   --------   -------
Cash and Equivalents                          1,523        41          -          -           -     72,902    197,756   272,222
Trade and Notes Receivable, Net              19,246        53          -          -           -          -      4,587    23,886
Advances and Other Receivables                   36       505          -          -           -      1,342        855     2,738
Inventories                                   8,166         -          -          -           -          -          -     8,166
Prepaid Expenses                                687         -          -          -           -      1,953     (1,121)    1,519
Deferred Income Tax                               -         -          -          -           -     53,581    (53,581)       -
Other Current Assets                              -        (1)         -          -           -        38       1,958     1,995
                                          ----------  --------   --------   --------   ---------   -------   --------   -------
Total Current Assets                         29,658       598          -          -           -    129,816    150,454   310,526

Other Security Investments                    2,300         -          -          -           -     82,166    (81,400)    3,066
Property, Plant & Equipment, Net              6,145        23          -          -           -          3      1,519     7,690
Net Pension Asset                                 -         -          -          -           -    173,018         -    173,018
Other Long -Term Assets                           -       659          -          -           -    212,291   (113,425)   99,525
                                          ----------  --------   --------   --------   ---------   -------   --------   -------
Total Assets                                 38,103     1,280          -          -           -    597,294    (42,852)  593,825
                                          ==========  ========   ========   ========   =========   =======   ========   =======



Current Installment of Subordinated Debt          -         -          -          -           -         -          40        40
Current Installment of Long-Term Debt            38         -          -          -           -         -          -         38
Accounts Payable - Trade                      1,674        46          -          -           -         -       1,068     2,788
Accounts Payable - Other                         31         -          -          -           -      8,779        208     9,018
Accrued & Other Current Liabilities           4,481       847          -          -           -    (26,484)    46,419    25,263
                                          ----------  --------   --------   --------   ---------   -------   --------   -------
Total Current Liabilites                      6,224       893          -          -           -    (17,705)    47,735    37,147

Deferred Federal Income Taxes                     -         -          -          -           -     82,044    (82,044)       -
Other Long -Term Liabilities                      -         -          -          -           -      9,710     35,816    45,526
                                          ----------  --------   --------   --------   ---------   -------   --------   -------
Total Long -Term Liabilities                      -         -          -          -           -     91,754    (46,228)   45,526

Liabilities Subject to Compromise            20,096     9,748          -          -           -    496,877    (11,791)  514,930
Net Operating Advance                        14,368     2,321    (84,529)         -           -    (25,910)    93,750        -

Preferred Stock                                   -         -          -          -           -     31,997         -     31,997
Common Stock                                      1         -          -          -           -      2,411         (1)    2,411
Retained Margins                             (2,586)  (11,682)    84,529          -           -     21,564   (126,317)  (34,492)
Other Equity                                      -         -          -          -           -     (3,694)        -     (3,694)
                                          ----------  --------   --------   --------   ---------   -------   --------   --------
Total Equity                                 (2,585)  (11,682)    84,529          -           -     52,278   (126,318)   (3,778)

                                          ----------  --------   --------   --------   ---------   -------   --------   --------
Total Liabilities and Equity                 38,103     1,280          -          -           -    597,294    (42,852)  593,825
                                          ==========  ========   ========   ========   =========   =======   ========   ========

                                     DEBTOR
                           CONSOLIDATING BALANCE SHEET
                                  FEBRUARY 2004

                                                                                                            ELIMS &
                                           AGWINC     AGENCY     BRUBAKER   CB ADAMS   CB DEBERRY   FCI      OTHER    CONSOL
                                          ----------  --------   --------   --------   ---------   -------  --------  -------
Cash and Equivalents                         73,937         -          -          -           -         -    (2,221)   71,716
Trade and Notes Receivable, Net              20,758         -          -          -           -         -       (31)   20,727
Advances and Other Receivables                  926         -          -          -           -         -         -       926
Inventories                                   8,166         -          -          -           -         -         -     8,166
Prepaid Expenses                              1,346         -          -          -           -         -         -     1,346
Deferred Income Tax                          (2,895)        -          -          -           -         -         -    (2,895)
Other Current Assets                          2,145         -          -          -           -         -         1     2,146
                                          ----------  --------   --------   --------   ---------   -------  --------  -------
Total Current Assets                        104,383         -          -          -           -         -    (2,251)  102,132

Other Security Investments                  125,235         -          -          -           -         -     9,703   134,938
Property, Plant & Equipment, Net              7,690         -          -          -           -         -         -     7,690
Net Pension Asset                           173,018         -          -          -           -         -         -   173,018
Other Long -Term Assets                      64,104         -          -          -           -         -         1    64,105
                                          ----------  --------   --------   --------   ---------   -------  --------  -------
Total Assets                                474,430         -          -          -           -         -     7,453   481,883
                                          ==========  ========   ========   ========   =========   =======  ========  =======


Current Installment of Long-Term Debt            38         -          -          -           -         -         -        38
Accounts Payable - Trade                      1,705         -          -          -           -         -       (20)    1,685
Accounts Payable - Other                      8,810         -          -          -           -         -         -     8,810
Accrued & Other Current Liabilities         (39,290)        1          -          -           -         -     1,252   (38,037)
                                          ----------  --------   --------   --------   ---------   -------  --------  -------
Total Current Liabilites                    (28,737)        1          -          -           -         -     1,232   (27,504)

Other Long -Term Liabilities                  4,441         -          -          -           -         -         -     4,441
                                          ----------  --------   --------   --------   ---------   -------  --------  -------
Total Long -Term Liabilities                  4,441         -          -          -           -         -         -     4,441

Liabilities Subject to Compromise           515,057     3,157      3,016          -       6,691         -   (12,991)  514,930
Net Operating Advance                       (13,788)      (73)    (1,620)     2,254          88     2,942     2,887    (7,310)

Preferred Stock                              31,997         -          -          -           -         -         -    31,997
Common Stock                                  2,411        10          -          -           -         -       (10)    2,411
Additional Paid-in-Capital                        -     2,181      2,050          -           -         -    (4,231)       -
Retained Margins                            (33,257)   (5,276)    (3,446)    (2,254)     (6,779)   (2,942)   20,566   (33,388)
Other Equity                                 (3,694)        -          -          -           -         -         -    (3,694)
                                          ----------  --------   --------   --------   ---------   -------  --------  -------
Total Equity                                 (2,543)   (3,085)    (1,396)    (2,254)     (6,779)   (2,942)   16,325    (2,674)
                                                                                                                  -
                                          ----------  --------   --------   --------   ---------   -------  --------  -------
Total Liabilities and Equity                474,430         -          -          -           -         -     7,453   481,883
                                          ==========  ========   ========   ========   =========   =======  ========  =======


                                               AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                                                     CONSOLIDATING BALANCE SHEET
                                                            FEBRUARY 2004


                                 AGRONOMY    BRUBAKER     FCI      ENERGY     TELMARK      CPG     RETAIL     CORP     TOTAL
                                 ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Cash and Equivalents                     -         -         11    176,414      27,426         -         -        -    203,850
Trade and Notes Receivable, Net        308         -          -          -       3,159         -     1,151        -      4,618
Advances and Other Receivables           -         -          -      1,812           -         -         -        -      1,812
Prepaid Expenses                         -         -          -        172           -         -         -        -        172
Deferred Income Tax                      -         -          -      2,895           -         -         -        -      2,895
Other Current Assets                     -         -          -       (150)         (0)        -     2,107        -      1,957
                                 ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Current Assets                   308         -         11    181,144      30,585         -     3,259        -    215,306


Property, Plant & Equipment, Net       709         -          -          -           -         -       809        -      1,518
Other Long -Term Assets              1,000         -          -     35,421          (0)        -         -        -     36,421
                                 ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Assets                         2,017         0         11    216,565      30,585         -     4,068        -    253,245
                                 ==========  ========   ========   ========   =========   =======  ========  =======   =======


Current Installment of
  Subordinated Debt                      -         -          -          -          40         -         -        -         40
Accounts Payable - Trade                (6)        -        (20)       691         411         -        (9)       -      1,068
Accounts Payable - Other                 -         -          -        209           -         -         -        -        209
Accrued & Other
   Current Liabilities               6,511         -        112     66,704         842         -        51        -     74,219
                                 ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Current Liabilites             6,505         -         92     67,604       1,293         -        42        -     75,536

Other Long -Term Liabilities           167         -          -     41,258        (172)        -         7         2    41,262
                                 ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Long -Term Liabilities           167         -          -     41,258        (172)        -         7         2    41,262

Liabilities Subject
  to Compromise                      6,096     3,016      5,706          -           -    10,346     5,354        -     30,519
Net Operating Advance               (5,158)   (1,620)   (12,410)    71,215      19,714    (9,933)   (1,550)   26,811    87,068

Common Stock                             -         -          0      3,502           0         -         -        -      3,502
Additional Paid-in-Capital               -     2,050      6,754     34,091          (0)        -         -        -     42,895
Retained Margins                    (5,593)   (3,446)      (132)    (1,105)    (22,251)     (413)      215   (26,813)  (59,537)
Other Equity                             -         -          -          -      32,000         -         -        -     32,000
                                 ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Equity                        (5,593)   (1,396)     6,622     36,488       9,749      (413)      215   (26,813)   18,860

                                 ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Liabilities and Equity         2,017         0         11    216,565      30,584         -     4,068        -    253,245
                                 ==========  ========   ========   ========   =========   =======  ========  =======   =======


                                                    AGWAY DISCONTINUED OPERATIONS
                                                     CONSOLIDATING BALANCE SHEET
                                                            FEBRUARY 2004


                                AGRONOMY    BRUBAKER     FCI      ENERGY     TELMARK      CPG     RETAIL     CORP     TOTAL
                                ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Current Assets                    -         -          -          -           -         -         -        -         -

                                ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Assets                            -         -          -          -           -         -         -        -         -
                                ==========  ========   ========   ========   =========   =======  ========  =======   =======



                                ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Current Liabilites                -         -          -          -           -         -         -        -         -

Other Long -Term Liabilities            -         -          -          -           -         -         -        2         2
                                ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Long -Term Liabilities            -         -          -          -           -         -         -        2         2

Net Operating Advance               9,998     3,685          -          -     (32,118)      703         -   26,811     9,079
                                                                                                                           -
Retained Margins                   (9,998)   (3,685)         -          -      32,118      (703)        -   (26,813)  (9,081)
                                ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Equity                       (9,998)   (3,685)         -          -      32,118      (703)        -   (26,813)  (9,081)

                                ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Liabilities and Equity            -         -          -          -           -         -         -        -         -
                                ==========  ========   ========   ========   =========   =======  ========  =======   =======


                                    RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                  FEBRUARY 2004


                                 AGRONOMY    BRUBAKER     FCI      ENERGY     TELMARK      CPG     RETAIL     CORP     TOTAL
                                 ----------  --------   --------   --------   ---------   -------  --------  -------   -------
Cash and Equivalents                     -         -         11    176,414      27,425         -         -        -    203,850
Trade and Notes Receivable, Net        308         -          -          -       3,159         -     1,151        -      4,618
Advances and Other Receivables           -         -          -      1,812           -         -         -        -      1,812
Prepaid Expenses                         -         -          -        172           -         -         -        -        172
Deferred Income Tax                      -         -          -      2,895           -         -         -        -      2,895
Other Current Assets                     -         -          -       (150)         (2)        -     2,107        -      1,959
                                  ---------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Current Assets                   308         -         11    181,144      30,584         -     3,259        -    215,306

Other Security Investments               -         0          -          -           -         -         -        -          0
Property, Plant & Equipment, Net       709         -          -          -           -         -       809        -      1,518
Other Long -Term Assets              1,000         -          -     35,421          (0)        -         -        -     36,421
                                  ---------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Assets                         2,017         0         11    216,565      30,584         -     4,068        -    253,245
                                  =========  ========   ========   ========   =========   =======  ========  =======   =======


Current Installment of
   Subordinated Debt                     -         -          -          -          40         -         -        -         40
Accounts Payable - Trade                (6)        -        (20)       691         411         -        (9)       -      1,068
Accounts Payable - Other                 -         -          -        209           -         -         -        -        209
Accrued & Other
  Current Liabilities                6,511         -        112     66,704         842         -        51        -     74,219
                                  ---------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Current Liabilites             6,505         -         92     67,604       1,293         -        42        -     75,536

Other Long -Term Liabilities           167         -          -     41,258        (172)        -         7        -     41,260
                                  ---------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Long -Term Liabilities           167         -          -     41,258        (172)        -         7        -     41,260

Liabilities Subject
  to Compromise                      6,096     3,016      5,706          -           -    10,346     5,354        -     30,519
Net Operating Advance              (15,156)   (5,305)   (12,410)    71,215      51,832    (10,636)  (1,550)       -     77,989

Common Stock                             -         -          0      3,502           0         -         -        -      3,502
Additional Paid-in-Capital               -     2,050      6,754     34,091          (0)        -         -        -     42,895
Retained Margins                     4,406       239       (132)    (1,105)    (54,369)      290       215        -    (50,456)
Other Equity                             -         -          -          -      32,000         -         -        -     32,000
                                  ---------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Equity                         4,406     2,289      6,622     36,488     (22,369)      290       215        -     27,941

                                  ---------  --------   --------   --------   ---------   -------  --------  -------   -------
Total Liabilities and Equity         2,017         0         11    216,565      30,584         -     4,068        -    253,245
                                  =========  ========   ========   ========   =========   =======  ========  =======   =======


                        AGWAY INC. CONSOLIDATED
                            INCOME STATEMENT
                             FEBRUARY 2004
    MONTH                (THOUSANDS OF DOLLARS)                YEAR TO DATE
    -----                                                     ----------------


  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    11,986                     Net Sales                              445,592

     9,717                   Cost of Sales                            326,508
-----------                                                   ----------------
     2,269                   Product Margin                           119,084

       300                  Service Revenue                             4,004
-----------                                                   ----------------
     2,569           Total Product Margin & Revenue                   123,088

                          Operating Expenses:
     2,051                   Manufacturing                             23,959
         -                    Distribution                             81,635
       496                      Selling                                10,829
     4,147                   Administrative                            31,143
-----------                                                   ----------------
     6,694              Total Operating Expenses                      147,566

        82              Other Income / (Expense)                       76,105

    (4,043)                       EBIT                                 51,627

       144                  Interest Expense                            1,806
      (264)                 Interest Revenue                           (2,802)
-----------                                                   ----------------
      (120)              Interest Expense - Net                          (996)

    (3,923)            Pre-Tax Earnings / (Loss)                       52,623

     5,569              Reorganization Expenses                        14,388

        25           State Tax Expense / (Benefit)                        923
         -          Federal Tax Expense / (Benefit)                       (20)
-----------                                                   ----------------
        25                    Total Taxes                                 903

    (9,517)      Net Margin From Continuing Operations                 37,332

         -      Gain / (Loss) on Disposal (Net of Taxes)                  850

-----------                                                   ----------------
    (9,517)           Final Net Earnings / (Loss)                      38,182
===========                                                   ================


                        AGWAY INC. CONSOLIDATED
                       OPERATING EXPENSE BY TYPE
                             FEBRUARY 2004
    MONTH                (THOUSANDS OF DOLLARS)                YEAR TO DATE
    -----                                                      ------------


    ACTUAL                    EXPENSE TYPE                             ACTUAL
-----------    -------------------------------------------    ----------------
     2,202                      SALARIES                               56,172
         -                    COMMISSIONS                                 101
        66                     INCENTIVES                               6,827
       447                   PAYROLL COSTS                             11,079
        24                  EMPLOYEE EXPENSE                            1,092
       339               PROFESSIONAL SERVICES                          4,200
        23              DATA PROCESSING EXPENSE                           333
        28                 CONTRACT SERVICES                              390
        13               TRASH REMOVAL EXPENSE                            162
       331                 CONTRACT TRUCKING                            6,154
       187                    RENT EXPENSE                              1,783
        99                    DEPRECIATION                              5,773
       (12)                    IMPAIRMENT                                (459)
         -                    AMORTIZATION                                373
         -            AMORTIZATION OF INTANGIBLES                         244
         -            AMORT OF DEFERRED DEBT COSTS                      1,497
        61                       TAXES                                  1,153
        40               REPAIRS & MAINTENANCE                            561
        54           AUTOMOTIVE & EQUIP RENTAL EXP                      3,729
         8             LEASED RAILCAR RENTAL EXP                           87
       120                 GAS/DIESEL/OIL EXP                           2,964
        22             LICENSE & REGISTRATION EXP                         541
         3               TIRES & TUBES EXPENSE                             76
         1                    TOLL EXPENSE                                 56
       122            REPAIRS & MAINT EQUIP & AUTO                      7,208
       369                 UTILITIES EXPENSE                            2,881
         1                 PAYLOADER EXPENSE                               22
       178               PLANT SUPPLIES EXPENSE                         3,506
        82               OFFICE SUPPLIES & EXP                          2,571
       141                 TELEPHONE EXPENSE                            2,689
        95           ADVERTISING & SALES PROMOTION                      4,203
         -                    SHOW EXPENSE                                 12
         -               RESEARCH & DEVELOPMENT                           314
        48                   TRAVEL EXPENSE                             1,374
         3                DUES & SUBSCRIPTIONS                            174
         -               CONTRIBUTIONS EXPENSE                             31
         5             CONFERENCES & MEETINGS EXP                         407
         -               COMMITTEE MEETINGS EXP                             -
         -           CERTIFIED MANAGER TRAINING EXP                       184
         -             TRUCK LOADING CHARGES EXP                            1
        12                 EDUCATION EXPENSE                              372
         -              FIELD RESEARCH SUPPLIES                             -
         1          COMMODITY REGISTRATIONS & TESTS                        28
        10                  TESTING EXPENSE                               178
         1                 CASH OVER & SHORT                                9
         -                 PENALTIES & FINES                                4
         2                   QUALITY CLAIMS                                15
        16            DEMURRAGE CLAIMS & ICING EXP                         97
       136               LOSS ON DOUBTFUL ACCTS                         1,744
         -                  WARRANTY EXPENSE                                -
         -                REPRESENTATIVE COSTS                              -
         -                  MANAGEMENT FEES                                12
         -                OVERHEAD ALLOCATION                             745
         -                  AFI NET EXPENSE                                 -
       184                 INSURANCE EXPENSE                            7,462
        38               ENVIRONMENTAL EXPENSE                          1,050
       (68)                  DIRECT CHARGES                                49
     1,926                   OTHER EXPENSE                              8,700
      (664)               RECOVERY OF EXPENSE                          (4,008)
         -                 TRUCKING RECOVERY                                -
         -              OUTSIDE CONTRACT EXPENSE                          644
         -                PENSION CURTAILMENT                               -
         -              RECOVERY OF ADVERTISING                             -
-----------                                                   ----------------
     6,694              TOTAL OPERATING EXPENSES                      147,566
===========                                                   ================


                                     DEBTOR
                                INCOME STATEMENT
                                  FEBRUARY 2004
  MONTH                      (THOUSANDS OF DOLLARS)              LIFE TO DATE
  -----                                                          ------------


  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    11,986                     Net Sales                              395,449

     9,722                   Cost of Sales                            312,683
-----------                                                   ----------------
     2,264                   Product Margin                            82,766

       300                  Service Revenue                            11,871
-----------                                                   ----------------
     2,564           Total Product Margin & Revenue                    94,637

                          Operating Expenses:
     2,051                   Manufacturing                             82,052
         -                    Distribution                              2,270
       496                      Selling                                15,660
     3,456                   Administrative                            65,386
-----------                                                   ----------------
     6,003              Total Operating Expenses                      165,368

      (103)             Other Income / (Expense)                        6,486

    (3,542)                       EBIT                                (64,245)

       144                  Interest Expense                            3,249
      (238)                 Interest Revenue                          (10,758)
-----------                                                   ----------------
       (94)              Interest Expense - Net                        (7,509)

    (3,448)            Pre-Tax Earnings / (Loss)                      (56,736)

     5,569               Reorganization Charges                        44,740

        25           State Tax Expense / (Benefit)                     (2,952)
         -          Federal Tax Expense / (Benefit)                   (24,715)
-----------                                                   ----------------
        25                    Total Taxes                             (27,667)

    (9,042)      Net Margin From Continuing Operations                (73,809)

      (475)        Equity in Earnings of Subsidiaries                  74,393

         -         Non-Parent Discontinued Operations                 (17,810)

         -     Income / (Loss) on Disc. Ops. (Net of Taxes)              (835)
         -      Gain / (Loss) on Disposal (Net of Taxes)              (19,284)

-----------                                                   ----------------
    (9,517)           Final Net Earnings / (Loss)                     (37,345)
===========                                                   ================

                                         AGWAY INC. CONSOLIDATED
                                      CONSOLIDATING INCOME STATEMENT
                                       YEAR TO DATE - FEBRUARY 2004
                                          (THOUSANDS OF DOLLARS)

                                                                                       ELIMS &      AGWAY
                                             AG         CPG      ENERGY      CU/SS      OTHER       CONSOL
                                          ----------  --------   --------   --------   ---------   --------
Net Sales                                   126,826    39,077    279,923          -        (234)   445,592

Cost of Sales                               100,904    31,678    194,140          -        (214)   326,508
                                          ----------  --------   --------   --------   ---------   --------
Product Margin                               25,922     7,399     85,783          -         (20)   119,084

Service Revenue                               3,956        (7)         -          -          55      4,004

                                          ----------  --------   --------   --------   ---------   --------
Total Product Margin & Revenue               29,878     7,392     85,783          -          35    123,088

Operating Expenses:
Manufacturing                                18,841     4,370          -          -         748     23,959
Distribution                                      -         -     77,828          -       3,807     81,635
Selling                                       4,849     2,148      3,527          -         305     10,829
Administrative                                6,860     2,236      5,903      9,206       6,938     31,143
                                          ----------  --------   --------   --------   ---------   --------

Total Operating Expenses                     30,550     8,754     87,258      9,206      11,798    147,566

Other Income / (Expense)                      3,836       562     67,343     (7,752)     12,116     76,105

EBIT                                          3,164      (800)    65,868    (16,958)        353     51,627

Interest Expense                              1,554       123      2,456         29      (2,356)     1,806
Interest Revenue                               (768)        -       (443)         -      (1,591)    (2,802)

                                          ----------  --------   --------   --------   ---------   --------
Interest Expense - Net                          786       123      2,013         29      (3,947)      (996)

Pre-Tax Earnings / (Loss)                     2,378      (923)    63,855    (16,987)      4,300     52,623

Reorganization Expenses                           -         -          -     14,388           -     14,388

State Tax Expense / (Benefit)                     -         -      4,868          -      (3,945)       923
Federal Tax Expense / (Benefit)                   -         -     18,497          -     (18,517)       (20)

                                          ----------  --------   --------   --------   ---------   --------
Total Taxes                                       -         -     23,365          -     (22,462)       903

Net Margin From Continuing Operations         2,378      (923)    40,490    (31,375)     26,762     37,332

Gain / (Loss) on Disposal (Net of Taxes)          -         -          -          -         850        850

                                          ----------  --------   --------   --------   ---------   --------
Final Net Earnings / (Loss)                   2,378      (923)    40,490    (31,375)     27,612     38,182
                                          ==========  ========   ========   ========   =========   ========


                    AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                         CONSOLIDATING INCOME STATEMENT
                          LIFE TO DATE - FEBRUARY 2004
                             (THOUSANDS OF DOLLARS)


                               AGRONOMY    BRUBAKER   FCI     ENERGY     TELMARK     INSUR.     CPG     RETAIL     CORP      CONSOL
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Net Sales                          9,597         -      -         (1)     35,467          -        -         -        -     45,063

Cost of Sales                      7,712         -    (21)       105      12,549          -      (16)       16        -     20,346
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Product Margin                     1,885         -     21       (106)     22,918          -       16       (16)       -     24,717

Service Revenue                      357         -      -          -         811          -        -         -        -      1,168
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Total Product Margin
  & Revenue                        2,242         -     21       (106)     23,729          -       16       (16)       -     25,885

Operating Expenses:
Manufacturing                      4,030         -      -          -          (0)         -     (125)        -        -      3,904
Distribution                           -         -      -          -           -          -        -      (232)       -       (232)
Selling                              343      (239)     -          -       5,198          -      (12)      127        -      5,416
Administrative                     2,009         -    153      1,482       5,851          -      (40)      514        2      9,970
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Total Operating Expenses           6,382      (239)   153      1,482      11,049          -     (177)      409        2     19,058

Other Income / (Expense)           2,532         -      -        483         711          -        3       474        -      4,202

EBIT                              (1,608)      239   (132)    (1,105)     13,391          -      196        49       (2)    11,029

Interest Expense                   1,830         -      -          -           -          -      (94)     (167)       -      1,570
Interest Revenue                  (1,380)        -      -          -        (408)         -        -         1        -     (1,788)
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Interest Expense - Net               450         -      -          -        (408)         -      (94)     (166)       -       (218)

Pre-Tax Earnings / (Loss)         (2,058)      239   (132)    (1,105)     13,799          -      290       215       (2)    11,247


State Tax Expense/(Benefit)            -         -      -          -        (445)         -        -         -        -       (445)
Federal Tax Expense/(Benefit)          -         -      -          -      (4,792)         -        -         -        -     (4,792)
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Total Taxes                            -         -      -          -      (5,236)         -        -         -        -     (5,237)

Net Margin From
  Discontinued Operations         (2,058)      239   (132)    (1,105)     19,037          -      290       215       (2)    16,484

Other Income / (Loss) on
   Disc. Ops. (Net of Taxes)           -         -      -          -          (1)         -        -         -    4,777      4,776
Gain / (Loss) on Disposal
   (Net of Taxes)                   (647)        -      -          -     (26,181)       639      121         -    (19,397) (45,465)

                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Final Net Earnings / (Loss)       (2,705)      239   (132)    (1,105)     (7,146)       639      411       215    (14,622) (24,205)
                               ==========  ========  =====   ========   =========   ========  =======  ========   ======   ========


                          AGWAY DISCONTINUED OPERATIONS
                         CONSOLIDATING INCOME STATEMENT
                          LIFE TO DATE - FEBRUARY 2004
                             (THOUSANDS OF DOLLARS)

                                                                                                                           DISC OPS
                               AGRONOMY    BRUBAKER   FCI    ENERGY     TELMARK     INSUR.     CPG     RETAIL     CORP      CONSOL
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Net Sales                          9,595         -      -          -      35,209          -        -         -        -      44,804

Cost of Sales                      7,784         -      -          -      11,946          -        -         -        -      19,730
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   ---------
Product Margin                     1,811         -      -          -      23,263          -        -         -        -      25,074

Service Revenue                      357         -      -          -         806          -        -         -        -       1,163
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   ---------
Total Product Margin
  & Revenue                        2,168         -      -          -      24,069          -        -         -        -      26,237

Operating Expenses:
Manufacturing                      4,408         -      -          -           -          -        -         -        -       4,408
Selling                              543         -      -          -       5,087          -        -         -        -       5,630
Administrative                     1,612         -      -          -       5,605          -        -         -        2       7,219
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   ---------
Total Operating Expenses           6,563         -      -          -      10,692          -        -         -        2      17,257

Other Income / (Expense)              36         -      -          -        (299)         -        -         -        -        (263)

EBIT                              (4,359)        -      -          -      13,078          -        -         -       (2)      8,717

Interest Expense                   1,854         -      -          -           -          -        -         -        -       1,854
Interest Revenue                    (600)        -      -          -           -          -        -         -        -        (600)
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   ---------
Interest Expense - Net             1,254         -      -          -           -          -        -         -        -       1,254

Pre-Tax Earnings / (Loss)         (5,613)        -      -          -      13,078          -        -         -       (2)      7,463


State Tax Expense/(Benefit)            -         -      -          -       1,031          -        -         -        -       1,031
Federal Tax Expense/(Benefit)          -         -      -          -       3,675          -        -         -        -       3,675
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   ---------
Total Taxes                            -         -      -          -       4,706          -        -         -        -       4,706

Net Margin From
   Discontinued Operations        (5,613)        -      -          -       8,372          -        -         -       (2)      2,757

Other Income / (Loss) on
  Disc. Ops. (Net of Taxes)            -         -      -          -          (1)         -        -         -      4,777     4,776
Gain / (Loss) on Disposal
   (Net of Taxes)                 (1,497)        -      -          -     (26,181)       639      121         -    (19,397)  (46,315)

                               ----------  --------  -----   --------   ---------   --------  -------  --------   --------  --------
Final Net Earnings / (Loss)       (7,110)        -      -          -     (17,810)       639      121         -    (14,622)  (38,782)
                               ==========  ========  =====   ========   =========   ========  =======  ========   ========  ========





                                    RESIDUAL
                         CONSOLIDATING INCOME STATEMENT
                          LIFE TO DATE - FEBRUARY 2004
                             (THOUSANDS OF DOLLARS)


                               AGRONOMY    BRUBAKER   FCI      ENERGY     TELMARK     INSUR.     CPG     RETAIL     CORP      TOTAL
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Net Sales                              2         -      -         (1)        258          -        -         -        -        259

Cost of Sales                        (72)        -    (21)       105         603          -      (16)       16        -        616
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Product Margin                        74         -     21       (106)       (345)         -       16       (16)       -       (357)

Service Revenue                        -         -      -          -           5          -        -         -        -          5
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Total Product Margin
  & Revenue                           74         -     21       (106)       (340)         -       16       (16)       -       (352)

Operating Expenses:
Manufacturing                       (378)        -      -          -          -           -     (125)        -        -       (504)
Distribution                           -         -      -          -           -          -        -      (232)       -       (232)
Selling                             (200)     (239)     -          -         111          -      (12)      127        -       (214)
Administrative                       397         -    153      1,482         246          -      (40)      514        -      2,751
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Total Operating Expenses            (181)     (239)   153      1,482         357          -     (177)      409        -      1,801

Other Income / (Expense)           2,496         -      -        483       1,010          -        3       474        -      4,465

EBIT                               2,751       239   (132)    (1,105)        313          -      196        49        -      2,312

Interest Expense                     (24)        -      -          -           -          -      (94)     (167)       -       (284)
Interest Revenue                    (780)        -      -          -        (408)         -        -         1        -     (1,188)
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Interest Expense - Net              (804)        -      -          -        (408)         -      (94)     (166)       -     (1,472)

Pre-Tax Earnings / (Loss)          3,555       239   (132)    (1,105)        721          -      290       215        -      3,784


State Tax Expense/(Benefit)            -         -      -          -      (1,476)         -        -         -        -     (1,476)
Federal Tax Expense/(Benefit)          -         -      -          -      (8,467)         -        -         -        -     (8,467)
                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Total Taxes                            -         -      -          -      (9,943)         -        -         -        -     (9,943)

Net Margin From
   Discontinued Operations         3,555       239   (132)    (1,105)     10,664          -      290       215        -     13,727

Gain / (Loss) on Disposal
  (Net of Taxes)                     850         -      -          -           -          -        -         -        -        850

                               ----------  --------  -----   --------   ---------   --------  -------  --------   ------   --------
Final Net Earnings / (Loss)        4,405       239   (132)    (1,105)     10,664          -      290       215        -     14,577
                               ==========  ========  =====   ========   =========   ========  =======  ========   ======   ========



                                     DEBTOR
                          LIFE TO DATE - FEBRUARY 2004
                             (THOUSANDS OF DOLLARS)

                                                                                                             ELIMS &
                                          AGWAY INC   AGENCY     BRUBAKER   CB ADAMS   CB DEBERRY    FCI     OTHER     CONSOL
                                          ----------  --------   --------   --------   ---------   --------  -------  --------
Net Sales                                   308,769         -          -     39,237           -     51,606   (4,163)  395,449

Cost of Sales                               242,545         -          -     34,007          (2)    40,317   (4,184)  312,683
                                          ----------  --------   --------   --------   ---------   --------  -------  --------

Product Margin                               66,224         -          -      5,230           2     11,289       21    82,766

Service Revenue                              11,668       176          -          2           -         25        -    11,871

                                          ----------  --------   --------   --------   ---------   --------  -------  --------
Total Product Margin & Revenue               77,892       176          -      5,232           2     11,314       21    94,637

Operating Expenses:
Manufacturing                                71,159         -          -      4,309           -      6,584        -    82,052
Distribution                                  2,270         -          -          -           -          -        -     2,270
Selling                                      12,960         9          -      1,084           2      1,845     (240)   15,660
Administrative                               62,217       127          -        539         (40)     2,389      154    65,386
                                          ----------  --------   --------   --------   ---------   --------  -------  --------

Total Operating Expenses                    148,606       136          -      5,932         (38)    10,818      (86)  165,368

Other Income / (Expense)                      4,271         -          -        272          24      1,918        1     6,486

EBIT                                        (66,443)       40          -       (428)         64      2,414      108   (64,245)

Interest Expense                              2,965         -          -        274         113        575     (678)    3,249
Interest Revenue                            (11,395)        -          -          -           -        (41)     678   (10,758)

                                          ----------  --------   --------   --------   ---------   --------  -------  --------
Interest Expense - Net                       (8,430)        -          -        274         113        534        -    (7,509)

Pre-Tax Earnings / (Loss)                   (58,013)       40          -       (702)        (49)     1,880      108   (56,736)

Reorganization Expenses                      43,224         -          -      1,516           -          -        -    44,740

State Tax Expense / (Benefit)                (2,953)        1          -          -           -          -        -    (2,952)
Federal Tax Expense / (Benefit)             (24,715)        -          -          -           -          -        -   (24,715)

                                          ----------  --------   --------   --------   ---------   --------  -------  --------
Total Taxes                                 (27,668)        1          -          -           -          -        -   (27,667)

Net Margin From Continuing Operations       (73,569)       39          -     (2,218)        (49)     1,880      108   (73,809)

Equity in Earnings of Subsidiaries           74,045                                                             348    74,393

Non-Parent Discontinued Operations          (17,810)                                                              -   (17,810)

Income / (Loss) on Disc. Ops. (Net of Taxes)   (835)        -          -          -           -          -        -      (835)
Gain / (Loss) on Disposal (Net of Taxes)    (19,284)        -          -          -           -          -        -   (19,284)

                                          ----------  --------   --------   --------   ---------   --------  -------  --------
Final Net Earnings / (Loss)                 (37,453)       39          -     (2,218)        (49)     1,880      456   (37,345)
                                          ==========  ========   ========   ========   =========   ========  =======  ========




                                     DEBTOR
                          MONTH TO DATE - FEBRUARY 2004
                             (THOUSANDS OF DOLLARS)

                                                                                                             ELIMS &
                                          AGWAY INC   AGENCY     BRUBAKER   CB ADAMS   CB DEBERRY    FCI     OTHER     CONSOL
                                          ----------  --------   --------   --------   ---------   --------  -------  --------
Net Sales                                    11,986         -          -          -           -          -        -    11,986

Cost of Sales                                 9,722         -          -          -           -          -        -     9,722
                                          ----------  --------   --------   --------   ---------   --------  -------  --------

Product Margin                                2,264         -          -          -           -          -        -     2,264

Service Revenue                                 299         1          -          -           -          -        -       300

                                          ----------  --------   --------   --------   ---------   --------  -------  --------
Total Product Margin & Revenue                2,563         1          -          -           -          -        -     2,564

Operating Expenses:
Manufacturing                                 2,051         -          -          -           -          -        -     2,051
Selling                                         496         -          -          -           -          -        -       496
Administrative                                3,454         -          -          -           -          -        2     3,456
                                          ----------  --------   --------   --------   ---------   --------  -------  --------

Total Operating Expenses                      6,001         -          -          -           -          -        2     6,003

Other Income / (Expense)                       (103)        -          -          -           -          -        -      (103)

EBIT                                         (3,541)        1          -          -           -          -       (2)   (3,542)

Interest Expense                                144         -          -          -           -          -        -       144
Interest Revenue                               (238)        -          -          -           -          -        -      (238)

                                          ----------  --------   --------   --------   ---------   --------  -------  --------
Interest Expense - Net                          (94)        -          -          -           -          -        -       (94)

Pre-Tax Earnings / (Loss)                    (3,447)        1          -          -           -          -       (2)   (3,448)

Reorganization Expenses                       5,569         -          -          -           -          -        -     5,569

State Tax Expense / (Benefit)                    25         -          -          -           -          -        -        25
                                          ----------  --------   --------   --------   ---------   --------  -------  --------
Total Taxes                                      25         -          -          -           -          -        -        25

Net Margin From Continuing Operations        (9,041)        1          -          -           -          -       (2)   (9,042)

Equity in Earnings of Subsidiaries             (474)                                                             (1)     (475)

                                          ----------  --------   --------   --------   ---------   --------  -------  --------
Final Net Earnings / (Loss)                  (9,515)        1          -          -           -          -       (3)   (9,517)
                                          ==========  ========   ========   ========   =========   ========  =======  ========


                                   AGWAY INC.
                     MONTHLY CASH RECEIPTS AND DISBURSEMENTS


--------------------------
Agway Consolidated
--------------------------
($ 000's)
Week Ending
                                          ---------  --------   ---------  ----------  ---------
                                           6-Feb     13-Feb      20-Feb     27-Feb     Month To
                                                                                         Date
                                          ---------  --------   ---------  ----------  ---------

Receipts
--------
   Customer Receipts                         3,049     2,587       3,127       4,896     13,658
   Assets Sales                                  -     1,572          85           -      1,657
   Non-Operating                                 -         -           -           -          -
   Other                                     3,379       365       2,007         440      6,192
                                          ---------  --------   ---------  ----------  ---------
   Subtotal                                  6,428     4,524       5,219       5,336     21,507
                                          ---------  --------   ---------  ----------  ---------

Disbursements
-------------
   Product Payments                         (2,368)   (2,583)     (2,138)     (2,807)    (9,895)
   Payroll/Benefits                         (1,118)     (582)     (1,069)       (253)    (3,022)
   Professional Fees                             -    (1,059)          -        (280)    (1,339)
   Capital Expenditures                          -         -           -           -          -
   Interest (External)                           -         -           -           -          -
   Financing Fees                             (133)        -           -           -       (133)
   Other                                      (822)     (425)     (6,684)     (2,388)   (10,320)
                                          ---------  --------   ---------  ----------  ---------
   Subtotal                                 (4,441)   (4,649)     (9,890)     (5,729)   (24,709)
                                          ---------  --------   ---------  ----------  ---------

                                          ---------  --------   ---------  ----------  ---------
Net Cash                                     1,987      (125)     (4,671)       (393)    (3,202)
--------
                                          ---------  --------   ---------  ----------  ---------


                                          ---------  --------   ---------  ----------
Opening Revolver or (Excess Funds)        (254,906)  (252,215)  (255,211)   (249,763)
                                          ---------  --------   ---------  ----------
   Net Cash Flow                             1,987      (125)     (4,671)       (393)
   Float                                    (4,677)    3,120        (776)      1,393
                                          ---------  --------   ---------  ----------
Ending Revolver or (Excess Funds)         (252,215)  (255,211)  (249,763)   (250,764)
                                          ---------  --------   ---------  ----------
   Add: L/Cs                                32,838    32,838      32,838      32,838
                                          ---------  --------   ---------  ----------
Total Facility Need                         32,838    32,838      32,838      32,838
                                          ---------  --------   ---------  ----------

Credit Line Amount (CL)                     65,000    65,000      65,000      65,000

   Trade A/R                                 9,722     9,000       9,000       9,000
   Deferred A/R                                  -         -           -           -
   Non-Fuel Inventory                        4,297     4,417       4,417       4,417
   Fuel Inventory                                -         -           -           -
                                          ---------  --------   ---------  ----------
Collateral Base before OA & CC              14,019    13,417      13,417      13,417
   Other Assets (OA)                             0         0           0           0
   95% L/C Cash Collateral (CC)             33,692    33,692      33,692      33,692
                                          ---------  --------   ---------  ----------
Total Collateral Base (CB)                  47,711    47,109      47,109      47,109

Total Availability (lesser of CL & CB)      47,711    47,109      47,109      47,109
   Less Other Reserves                      (2,000)   (2,000)     (2,000)     (2,000)
   Less Facility Need                      (32,838)  (32,838)    (32,838)    (32,838)
                                          ---------  --------   ---------  ----------
Excess Availability                         12,873    12,271      12,271      12,271



                                   AGWAY INC.
                    MONTHLY CASH RECEIPTS AND DISBURSEMENTS


----------------
Energy Only
----------------
($ 000's)
Week Ending
                                ---------   ---------  ---------   ---------   -----------
                                 6-Feb       13-Feb     20-Feb      27-Feb       Month To
                                                                                  Date
                                ---------   ---------  ---------   ---------   -----------
Receipts
--------
    Customer Receipts                552         291        181         177         1,200
    Assets Sales                                                                        0
    Non-Operating                                                                       0
    Other                                        348                     81           429

                                ---------   ---------  ---------   ---------   -----------
                    Subtotal         552         639        181         258         1,629
                                ---------   ---------  ---------   ---------   -----------

Disbursements
-------------
    Product Payments                                                                    0
    Payroll/Benefits                                                                    0
    Professional Fees                                                                   0
    Capital Expenditures                                                                0
    Interest (External)                                                                 0
    Financing Fees                                                                      0
    Other                             (5)        (10)    (6,177)     (1,895)       (8,087)
                                ---------   ---------  ---------   ---------   -----------
                    Subtotal          (5)        (10)    (6,177)     (1,895)       (8,087)
                                ---------   ---------  ---------   ---------   -----------

                                ---------   ---------  ---------   ---------   -----------
Net Cash                             546         629     (5,997)     (1,637)       (6,458)
--------
                                ---------   ---------  ---------   ---------   -----------


Memo: Payroll/Benefits              (292)       (301)      (164)         (1)         (758)
----------------------

--------------------
Debtors Only
--------------------
                                ---------   ---------  ---------   ---------   -----------
($ 000's)                        6-Feb       13-Feb     20-Feb      27-Feb      Month To
Week Ending                                                                       Date
                                ---------   ---------  ---------   ---------   -----------


Receipts
--------
    Customer Receipts              2,497       2,296      2,946       4,718        12,457
    Assets Sales                       0       1,572         85           0         1,657
    Non-Operating                      0           0          0           0             0
    Other                          3,379          17      2,007         360         5,763
                                ---------   ---------  ---------   ---------   -----------
                    Subtotal       5,876       3,885      5,038       5,078        19,877
                                ---------   ---------  ---------   ---------   -----------

Disbursements
-------------

    Product Payments              (2,368)     (2,583)    (2,138)     (2,807)       (9,895)

    Payroll/Benefits              (1,118)       (582)    (1,069)       (253)       (3,022)
    Professional Fees                  0      (1,059)         0        (280)       (1,339)
    Capital Expenditures               0           0          0           0             0
    Interest (External)                0           0          0           0             0
    Financing Fees                  (133)          0          0           0          (133)
    Other                           (816)       (416)      (507)       (494)       (2,232)

                                ---------   ---------  ---------   ---------   -----------
                    Subtotal      (4,436)     (4,639)    (3,713)     (3,834)      (16,622)
                                ---------   ---------  ---------   ---------   -----------

                                ---------   ---------  ---------   ---------   -----------
Net Cash                           1,440        (754)     1,325       1,244         3,256
--------
                                ---------   ---------  ---------   ---------   -----------

 -----------------------------------------
 Debtors
 -------
 Agway Inc.                        16,622
 Agway General Agency                   0
 Brubaker ACS LLC                       0
 Country Best Adams LLC                 0
 Country Best DeBerry LLC               0
 Feed Commodities Int'l LLC             0
                                 ---------

    Total Debtors Disbursements    16,622
 -----------------------------------------

        Agway, Inc. Reorganization Activity
                as of February 2004

                                                                      Year-To-Date                  Year-To-Date
Chapter 11 Professionals                                                January        February       February
------------------------                                                Balance        Activity       Balance
                                                                        -------        --------       -------
Kroll Zolfo-Cooper (303100)                           Expensed        1,297,282.42     149,369.81   1,446,652.23
---------------------------
    Financial Advisors to Agway                       Unpaid/Accrued    489,102.38       4,837.41     493,939.79
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid       1,042,192.04     144,532.40   1,186,724.44


Weil, Gotshal & Manges (303101)                       Expensed        2,692,170.28     415,681.18   3,107,851.46
-------------------------------
    Lead Bankruptcy Counsel for Agway                 Unpaid/Accrued  1,155,666.52     (86,075.45)  1,069,591.07
                                                      Prepaid            54,492.72              -      54,492.72
                                                                      -------------  -------------  -------------
                                                      Cash Paid       1,782,563.28     501,756.63   2,284,319.91


Menter, Rudin & Trivelpiece (303102)                  Expensed          418,821.82      94,172.78     512,994.60
------------------------------------
    Local Bankruptcy Counsel for Agway                Unpaid/Accrued    170,650.95      33,898.27     204,549.22
                                                      Prepaid            39,449.83              -      39,449.83
                                                                      -------------  -------------  -------------
                                                      Cash Paid         298,825.23      60,274.51     359,099.74


Donlin, Recano & Company (303104)                     Expensed          350,480.02              -     350,480.02
---------------------------------
    Claims Administrator                              Unpaid/Accrued    124,893.10     (41,893.10)     83,000.00
                                                      Prepaid            35,000.00              -      35,000.00
                                                                      -------------  -------------  -------------
                                                      Cash Paid         376,098.97      41,893.10     417,992.07


Richards, Layton & Finger (303110)                    Expensed            4,551.00              -       4,551.00
----------------------------------
    Legal Advisor                                     Unpaid/Accrued             -              -              -
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid          20,625.97              -      20,625.97


Pachulski, Stang, Ziehl, Young & Jones (303115)       Expensed          489,238.05     198,408.92     687,646.97
-----------------------------------------------
    Counsel for the Unsecured Creditors' Committee    Unpaid/Accrued    252,787.89     128,891.11     381,679.00
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         490,985.99      69,517.81     560,503.80


Ernst & Young (303116)                                Expensed        1,066,676.80     150,881.00   1,217,557.80
----------------------
    Unsecured Creditors' Committee Financial Advisor  Unpaid/Accrued    381,410.30      36,746.60     418,156.90
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid       1,103,459.10     114,134.40   1,217,593.50


Green, Seifter (303118)                               Expensed           19,180.37      13,725.44      32,905.81
-----------------------
     Unsecured Creditors' Committee Local Counsel     Unpaid/Accrued     10,646.44       9,486.92      20,133.36
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid          17,210.93       4,238.52      21,449.45


US Trustee (303124)                                   Expensed          111,500.00      10,250.00     121,750.00
-------------------
                                                      Unpaid/Accrued     21,500.00              -      21,500.00
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         111,500.00      10,250.00     121,750.00


Goldsmith-Agio-Helms (303111)                         Expensed          589,291.16   3,881,234.97   4,470,526.13
-----------------------------
                                                      Unpaid/Accrued    326,588.27   3,881,234.97   4,207,823.24
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         546,640.19              -     546,640.19


(1) Groom Law Group (303125)                          Expensed           68,082.55      15,924.39      84,006.94
----------------------------
    Benefit Plans Legal Advisor                       Unpaid/Accrued     20,000.00      15,924.39      35,924.39
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         119,002.94              -     119,002.94


(1) Bond, Schoeneck & King (303109)                   Expensed          300,638.56      45,603.86     346,242.42
-----------------------------------
    General Counsel of Agway                          Unpaid/Accrued    231,301.62       7,695.45     238,997.07
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         304,439.41      37,908.41     342,347.82


(1) Buck Consulting (303108)                          Expensed           83,646.91     208,245.98     291,892.89
----------------------------
                                                      Unpaid/Accrued    150,923.11      95,917.06     246,840.17
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         188,327.60     112,328.92     300,656.52


(1) PriceWaterhouse Coopers (303105)                  Expensed          452,038.58     192,753.52     644,792.10
------------------------------------
    External Auditors                                 Unpaid/Accrued    308,437.18     202,804.52     511,241.70
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         696,101.40     (10,051.00)    686,050.40


(1) Sutherland, Asbill & Brennan (303112)             Expensed           50,929.08      38,759.91      89,688.99
-----------------------------------------
    SEC Legal Counsel                                 Unpaid/Accrued     23,449.82      59,292.54      82,742.36
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         101,142.24     (20,532.63)     80,609.61

                                       20

Sub-Total Reorganization Only                         Expensed        7,994,527.60   5,415,011.76   13,409,539.36
-----------------------------
                                                      Unpaid/Accrued  3,667,357.58   4,348,760.69   8,016,118.27
                                                      Prepaid           128,942.55              -     128,942.55
                                                                      -------------  -------------  -------------
                                                      Cash Paid       7,199,115.29   1,066,251.07   8,265,366.36

(1) ONLY THE REORGANIZATION PORTION OF THE MONTHLY BILLING. REMAINDER OF BILLING
LISTED UNDER NON-REORG CHAP 11 PROFESSIONALS.

                       Agway, Inc. Reorganization Activity
                               as of February 2004


Non-Reorganization Chapter 11                                         Year-To-Date                  Year-To-Date
Professional Fees                                                       January        February       February
-----------------                                                       Balance        Activity       Balance
                                                                        -------        --------       -------
(2) Groom Law Group (303125)                          Expensed                   -                             -
----------------------------
    Benefit Plans Legal Advisor                       Unpaid/Accrued             -                             -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid                  -              -              -


(2) Bond, Schoeneck & King (303109)                   Expensed          191,984.19      30,524.42     222,508.61
-----------------------------------
    General Counsel of Agway                          Unpaid/Accrued             -                             -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         191,984.19      30,524.42     222,508.61


(2) Buck Consulting (303108)                          Expensed            6,837.20     120,382.40     127,219.60
----------------------------
                                                      Unpaid/Accrued             -                             -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid           6,837.20     120,382.40     127,219.60


(2) PriceWaterhouse Coopers (303105)                  Expensed                   -      10,051.00      10,051.00
------------------------------------
    External Auditors                                 Unpaid/Accrued             -                             -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid                  -      10,051.00      10,051.00


(2) Sutherland, Asbill & Brennan (303112)             Expensed           35,557.34      20,532.63      56,089.97
-----------------------------------------
    SEC Legal Counsel                                 Unpaid/Accrued             -                             -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid          35,557.34      20,532.63      56,089.97


(2) Professional Services                             Expensed                   -                             -
--------------------------
    State Street (303123)                             Unpaid/Accrued             -                             -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid                  -              -              -


Total Non-Reorg Chap 11 Professionals                 Expensed          234,378.73     181,490.45     415,869.18
-------------------------------------
                                                      Unpaid/Accrued             -              -              -
                                                      Prepaid                    -              -              -
                                                                      -------------                 -------------
                                                                      -------------  -------------  -------------
                                                      Cash Paid         234,378.73     181,490.45     415,869.18
                                                                      =============  =============  =============

(2) NON-REORGANIZATION PORTION OF MONTHLY BILLING.

Total Reorg and Non-Reorg Chap 11 Professionals       Expensed        8,228,906.33   5,596,502.21   13,825,408.54
-----------------------------------------------
                                                      Unpaid/Accrued  3,667,357.58   4,348,760.69   8,016,118.27
                                                      Prepaid           128,942.55              -     128,942.55
                                                                      -------------  -------------  -------------
                                                      Cash Paid       7,433,494.02   1,247,741.52   8,681,235.54
                                                                      =============  =============  =============

                       Agway, Inc. Reorganization Activity
                               as of February 2004

Unsecured Creditors' Committee                                        Year-To-Date                  Year-To-Date
  Member Expense Reimbursement                                          January        February       February
  ----------------------------                                          Balance        Activity       Balance
                                                                        -------        --------       -------
Ronald D. Spiering (303119)                           Expensed              607.30         481.69       1,088.99
---------------------------
                                                      Unpaid/Accrued             -         481.69         481.69
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid             607.30              -         607.30


Robert L. Keller (303120)                             Expensed                   -                             -
-------------------------
                                                      Unpaid/Accrued             -                             -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid                  -              -              -


William T. Schauer (303121)                           Expensed              624.42                        624.42
---------------------------
                                                      Unpaid/Accrued             -              -              -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid             624.42              -         624.42


Richard C. Empert (303122)                            Expensed              710.74                        710.74
--------------------------
                                                      Unpaid/Accrued             -              -              -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid             710.74              -         710.74


Total Unsecured Creditors' Committee                  Expensed            1,942.46         481.69       2,424.15
------------------------------------
 Member Expense Reimbursement                         Unpaid/Accrued             -         481.69         481.69
-----------------------------
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid           1,942.46              -       1,942.46
                                                                      =============  =============  =============

                       Agway, Inc. Reorganization Activity
                               as of February 2004

                                                                      Year-To-Date                  Year-To-Date
Other Expenses                                                          January        February       February
--------------                                                           Balance        Activity       Balance
                                                                         -------        --------       -------
Professional Services                                 Expensed        1,151,400.00      93,600.00   1,245,000.00
---------------------
    Incentives, Severance & Payroll Costs             Unpaid/Accrued  1,151,400.00      93,600.00   1,245,000.00
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid                  -              -              -


Professional Services                                 Expensed                   -                             -
---------------------
    Robinson, Lerer & Montgomery (303103)             Unpaid/Accrued             -                             -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid                  -              -              -


Professional Services                                 Expensed           90,899.60              -      90,899.60
---------------------
    Taylor & Ives, Inc.                               Unpaid/Accrued             -                             -
    HSBC(Sac Valley Pension)                          Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid          90,899.60              -      90,899.60


Professional Services                                 Expensed           67,144.89      18,708.52      85,853.41
---------------------
    Feed (000510)                                     Unpaid/Accrued             -                             -
    CPG (000060)                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid          67,144.89      18,708.52      85,853.41


Professional Services                                 Expensed                   -              -              -
---------------------
    Feed Environmental (303126)                       Unpaid/Accrued     81,400.00              -      81,400.00
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         109,820.00              -     109,820.00


Professional Services                                 Expensed          384,168.77      40,000.00     424,168.77
---------------------
    State Street (303123)                             Unpaid/Accrued    133,064.31              -     133,064.31
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         291,104.46      40,000.00     331,104.46


Professional Services                                 Expensed                   -                             -
---------------------
    AgriCapital (303107)                              Unpaid/Accrued             -              -              -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid                  -              -              -


Printing                                              Expensed           11,255.75              -      11,255.75
--------
    Quartier (303113)                                 Unpaid/Accrued             -                             -
    Merrill Communications                            Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid          11,255.75              -      11,255.75


Postage                                               Expensed           59,865.30      97,340.11     157,205.41
-------
    Donlin Recano (303104)                            Unpaid/Accrued             -                             -
    Quartier (303113)                                 Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid          59,865.30      97,340.11     157,205.41


Web Updating                                          Expensed                   -                             -
------------
    RWAY Communications (303114)                      Unpaid/Accrued             -                             -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid                  -              -              -


Teleconferencing                                      Expensed            1,394.76              -       1,394.76
----------------
    MCI WorldCom (303117)                             Unpaid/Accrued             -                             -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid           1,394.76              -       1,394.76


Travel                                                Expensed           10,220.20      (2,572.00)      7,648.20
------
    CPG (000060)                                      Unpaid/Accrued             -              -              -
    Corporate (000000)                                Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid          10,220.20      (2,572.00)      7,648.20


Conference & Meetings - Meals                         Expensed            2,829.83          87.43       2,917.26
-----------------------------
    Fine Host                                         Unpaid/Accrued             -                             -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid           2,829.83          87.43       2,917.26


Conference & Meetings                                 Expensed                   -                             -
---------------------
    OnCenter                                          Unpaid/Accrued             -                             -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid                  -              -              -


(Gain)/Loss on Investments                            Expensed          197,199.60              -     197,199.60
--------------------------
    Write-Off of Ag Processing Equity Allocation      Unpaid/Accrued             -                             -
                                                      Prepaid                    -                             -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         197,199.60              -     197,199.60


Total Other Expenses                                  Expensed        1,976,378.70     247,164.06   2,223,542.76
--------------------
                                                      Unpaid/Accrued  1,365,864.31      93,600.00   1,459,464.31
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         841,734.39     153,564.06     995,298.45
                                                                      =============  =============  =============

Grand Total of all Expenses                           Expensed        10,207,227.49  5,844,147.96   16,051,375.45
---------------------------
                                                      Unpaid/Accrued  5,033,221.89   4,442,842.38   9,476,064.27
                                                      Prepaid           128,942.55              -     128,942.55
                                                                      -------------  -------------  -------------
                                                      Cash Paid       8,277,170.87   1,401,305.58   9,678,476.45
                                                                      =============  =============  =============


Total Restructuring\Reorganization                    Expensed        9,972,848.76   5,662,657.51   15,635,506.27
                                                      Unpaid/Accrued  5,033,221.89   4,442,842.38   9,476,064.27
                                                      Prepaid           128,942.55              -     128,942.55
                                                                      -------------  -------------  -------------
                                                      Cash Paid       8,042,792.14   1,219,815.13   9,262,607.27
                                                                      =============  =============  =============


Total Non-Restructuring\Reorganization                Expensed          234,378.73     181,490.45     415,869.18
                                                      Unpaid/Accrued             -              -              -
                                                      Prepaid                    -              -              -
                                                                      -------------  -------------  -------------
                                                      Cash Paid         234,378.73     181,490.45     415,869.18
                                                                      =============  =============  =============

LEGAL_NAME                             BANKNAME                     BANKCONTACT          BANKADDRESS
----------                             --------                     -----------          ------------
Agway Inc. dba Andgrow Fertilizer   Mellon Bank                    Ellen Hecker         Three Mellon Bank Ctr., Rm 153-35
Agway Inc. dba Milford Fertilizer   Mellon Bank                    Ellen Hecker         Three Mellon Bank Ctr., Rm 153-35
Agway Inc.                          JPMorgan Chase                 Pauline Fortunato    4 New York Plaza, 15th Floor
Agway Inc.                          JPMorgan Chase                 Pauline Fortunato    4 New York Plaza, 15th Floor
Agway Inc.                          JPMorgan Chase Bank            Pauline Fortunato    4 New York Plaza, 15th Floor
Agway Inc.                          JPMorgan Chase Bank            Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                          JPMorgan Chase Bank            Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                          JPMorgan Chase Bank            Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                          JPMorgan Chase Bank            Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                          JPMorgan Chase Bank            Kevin Clark          500 Plum Street
Agway Inc.                          JPMorgan Chase Bank            Donna Jacuk          500 Plum Street
Agway Inc.                          JPMorgan Chase Bank            Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                          JPMorgan Chase Bank            Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                          JPMorgan Chase Bank            Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                          JPMorgan Chase Bank            Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                          JPMorgan Chase Bank            Donna Jacuk          500 Plum Street
Agway Inc.                          JPMorgan Chase Bank            Donna Jacuk          500 Plum Street, 7th Floor
Agway Inc.                          JPMorgan Chase Texas           Jeremy Harman        601 Travis Street, 18th Floor
Agway Inc.                          JPMorgan Chase Texas           Jeremy Harman        601 Travis Street, 18th Floor
Agway Inc.                          JPMorgan Chase Texas           Jeremy Harman        601 Travis Street, 18th Floor
Agway Inc.                          M&T Bank                       Peter Marilley       101 S. Salina Street
Agway Inc.                          National City Bank             Diane Coon           725 E. Big Beaver
Agway Inc.                          National City Bank             Diane Coon           725 E. Big Beaver
Agway Inc., dba Country Best        Fleet Bank                     Brian Bisaccio       Shop City
Agway Inc.                          M&T Bank                       Peter Marilley       P.O. Box 4983
Country Best Adams LLC              Mellon Bank                    Ellen Hecker         Three Mellon Bank Ctr., Rm 153-35
Agway Inc., dba Country Best        Mellon Bank                    Ellen Hecker         Three Mellon Bank Ctr., Rm 153-35
Country Best Adams LLC              Sun Trust Bank                 Linda Love           Mail Code 207, P.O. Box 4418
Agway Inc. dba Country Best         Sun Trust Bank                 Betty Friar          202 W. Reynolds Street
Feed Commodities Int'l LLC          Chittenden Bank                David Nourse         One Court Street
Feed Commodities Int'l LLC          Chittenden Bank                David Nourse         One Court Street
Feed Commodities Int'l LLC          Greenfield Cooperative Bank    Erica Noel           63 Federal Street
Feed Commodities Int'l LLC          Merrill Merchants Bank         Diane Roy            27 Main Street
Agway Inc.                          Allfirst Bank                  Terry Kreider        210 E. Main St.
Agway Inc.                          Bank of Hanover and Trust Co.  Lisa Bowersox        1275 York Rd.
Agway Inc.                          Charter One                    Carol Karl           186 Robinson St.
Agway Inc.                          Citizens Bank                                       153 W. Orange St.
Agway Inc.                          Evergreen Bank                 Marion Wagar         146 Main Street
Agway Inc.                          First American National Bank   Vicki Carbaugh       140 Main Street
Agway Inc.                          Fleet Bank                     Kathy Taladay        Main Street
Agway Inc.                          FNB of PA                      Mary Alice Deist     509 E. Main Street, P.O. Box 112
Agway Inc.                          HSBC Bank USA                  Rachel Galusha       360 South Warren Street
Agway Inc.                          Key Bank                       Anne Chandler        125 East Main St.
Agway Inc.                          Mellon Bank                    Ellen Hecker         Three Mellon Bank Ctr., Rm 153-35
Agway Inc.                          West Milton State Bank         Rodney Smith         2005 Market Street



BANKCITY        BKST    BKZIP       ACCTNUMBER       DIV       ACCT_TYPE         FEBRUARY '04
---------       ----    -----       ----------       ----      ---------      ------------------
Pittsburgh      PA      15259-0001  8019713          AGRON     Lockbox        Closed 9/03
Pittsburgh      PA      15259-0001  8242133          AGRON     Lockbox        Closed 9/03
New York        NY      10004       10206793.1       CORP      Escrow          $1,007,057.39  Closed 3/16/04
New York        NY      10004       10202990.1       CORP      Escrow            $287,300.56
New York        NY      10004       10203606.1       CORP      Escrow          $1,000,471.79
Syracuse        NY      13204       0101199453       CORP      Depository          $2,018.06
Syracuse        NY      13204       0241063700       CORP      Concentration       $7,072.86
Syracuse        NY      13204       103065736        CORP      Depository          $3,739.86
Syracuse        NY      13204       550124888        CORP      Disbursement          $196.76
Syracuse        NY      13204       550142622        CORP      Collateral      Closed 2/9/04
Syracuse        NY      13204       550147063        CORP      Savings         Closed 2/2/04
Syracuse        NY      13204       601251317        CORP      Disbursement            $0.00
Syracuse        NY      13204       601829435        CORP      Disbursement            $0.00
Syracuse        NY      13204       601861024        CORP      Disbursement            $0.00
Syracuse        NY      13204       601861040        CORP      Disbursement            $0.00
Syracuse        NY      13204       601866049        CORP      Disbursement            $0.00
Syracuse        NY      13204       777652714        CORP      Depository     Closed 9/16/03
Houston         TX      77002       36036481         CORP      Savings        $73,717,597.83
Houston         TX      77002       36040947         CORP      Escrow         $25,716,957.49
Houston         TX      77002       36044329         CORP      Collateral     $35,488,767.24
Syracuse        NY      13221-4983  1002185237       CORP      Depository     Closed 11/21/03
Troy            MI      48084       884276044        CORP      Disbursement        $9,171.56
Troy            MI      48084       884276132        CORP      Disbursement        $2,354.97
Syracuse        NY      13206       9388810181       CPG       Depository     Closed 2/10/04
Syracuse        NY      13221-4983  15004194393838   CPG       Depository         $28,701.87
Pittsburgh      PA      15259-0001  8234668          CPG       Lockbox        Closed 1/26/04
Pittsburgh      PA      15259-0001  8234676          CPG       Lockbox        Closed 1/26/04
Atlanta         GA      30302       8801818595       CPG       Depository     Closed 1/30/04
Plant City      FL      33566       99020317631      CPG       Depository     Closed 1/20/04
Middlebury      VT      05753       034549540        FCI       Disbursement       $10,617.20
Middlebury      VT      05753       034563535        FCI       Depository       Closed 12/03
Greenfield      MA      01331       0150900312       FCI       Depository       Closed 12/03
Pittsfield      ME      04967       9801312378       FCI       Depository       Closed 12/03
New Holland     PA      17557       89274377         FEED      Depository            -$23.22
Gettysburg      PA      17325       0131571          FEED      Depository         $18,303.55
Binghamton      NY      13904       4400582137       FEED      Depository         $37,160.49
Shippensburg    PA      17257       6100094138       FEED      Depository         $27,259.07
Greenwich       NY      12834       6240114825       FEED      Depository         $23,862.39
Everett         PA      15537       0111190601       FEED      Depository            $476.14
Waterville      NY      13480       9428406862       FEED      Depository         $23,390.36
Somerset        PA      15501       80100684         FEED      Depository            $471.77
Syracuse        NY      13202       204885752        FEED      Depository        $254,082.94
Canton          NY      13617       329681014620     FEED      Depository        $206,821.07
Pittsburgh      PA      15259-0001  8019606          FEED      Lockbox           $608,581.49
Lewisburg       PA      17837       3000166424       FEED      Depository         $43,433.18


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